abrdn ETFs (the “Trust”)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

(each a “Fund” and together the “Funds”)

Supplement dated July 31, 2023

to the currently effective Statement of Additional Information for the Funds (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for the Funds and should be read in conjunction with the SAI.

Effective June 12, 2023, Christopher Demetriou resigned as a Trustee and Vice President of the Trust. In addition, effective as of the same date, the Board of Trustees of the Trust appointed James O’Connor to serve as a Trustee of the Trust. Accordingly, the SAI is hereby amended as follows:

Under “Management of the Trust”, the section entitled “Members of the Board and Officers of the Trust” beginning on page 19 is hereby amended by deleting the information regarding Mr. Demetriou and inserting the following with respect to Mr. O’Connor:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment Portfolios (“Portfolios”) Overseen in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)
Interested Trustee
James O’Connor†	Trustee 2023 – present	Currently, Head of the Americas at abrdn since 2022. Prior to his current role, he was Chief Operating Officer – Americas (2021-2022), Executive Director – Americas (2019-2021) and Managing US Counsel (2010-2019) at abrdn.	1 Registrant consisting of 3 Portfolios	None.

(1)	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.
(2)	The Fund Complex consists of abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, and abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).
(3)	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. O’Connor is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Advisor.

Under “Management of the Trust”, the section entitled “Individual Trustee Qualifications” on page 23 is hereby amended by deleting the information regarding Mr. Demetriou and inserting the following with respect to Mr. O’Connor:

The Trust has concluded that Mr. O’Connor should serve as Trustee of the Funds because of the perspective he brings as Head of the Americas of abrdn Inc., the parent company of the Funds’ Advisor, and the experience he has gained as a business executive and through various roles in the financial services industry. He has served as Head of the Americas at abrdn since 2022. As Head of the Americas, he is responsible for running abrdn’s commercial operations in the Americas region and for execution of the regional corporate strategy. Prior to his current role, he was Chief Operating Officer – Americas (2021-2022), Executive Director – Americas (2019-2021) and Managing US Counsel (2010-2019) at abrdn. Before joining abrdn, he was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of Merrill Lynch and NYLIFE Securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE